BlackRock Funds II

BlackRock Global Dividend Income Portfolio

(the “Portfolio”)

Supplement dated July 27, 2012

to the Statement of Additional Information dated November 28, 2011

Effective immediately, the following changes are made to the Portfolio’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Richard Turnill, Stuart Reeve and Andrew Wheatley-Hubbard are the Portfolio’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio’s portfolio.

The subsection entitled “Other Funds and Accounts Managed” is supplemented to add the following information with respect to the Portfolio as of July 20, 2012:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Andrew Wheatley-Hubbard	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Deferred Compensation Program” is deleted in its entirety and replaced with the following:

All of the eligible portfolio managers have participated in the deferred compensation program.

The subsection entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Other compensation benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Incentive Savings Plans — United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a Group Personal Pension Plan (GPPP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the GPPP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The GPPP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a passive balanced managed fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Messrs. Turnill, Reeve and Wheatley-Hubbard are eligible to participate in these plans.

The subsection entitled “Portfolio Manager Beneficial Holdings” is supplemented to add the following information with respect to the Portfolio as of July 20, 2012:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Andrew Wheatley-Hubbard	None

Shareholders should retain this Supplement for future reference.